                                                                   EXHIBIT 10.22

Hyreskontrakt nr: 01009-0001 024, Nybrogatan 55, Stockholm

Hyresvard:        Trygg-Hansa Livforsakrings AB (publ)

Hyresgast:        Spray Network AB


T I L L A G G  N R  2 T I L L  K O N T R A K T  0 1 0 0 9-0 0 0 1  0 2 4 ,
N Y B R O G A T A N   5 5 ,  S T O C K H O L M


1.   UTOKAD YTA, HYRA

Den av hyresgasten forhyrda ytan utokas enligt:

a)   kontor, sammantradesrum etc. plan 3         669 m2 a  2.300:-/m2
b)   kontor, sammantradesrum etc. plan 2         669 m2 a  2.400:-/m2
c)   kontor, sammantradesrum etc. plan 1         669 m2 a  2.400:-/m2

varvid bashyran okas med 4.749.900:-kr/ar till totalt 11.824.300:- kr/ar.


2.   TILLTRADESDAG

Tillradesdagen ar preliminart bestamd till plan     3             1998 10 21
     "      "      "      "    "     "              1             1998 10 03
     "      "      "      "    "     "              2             1998 10 14


3.   FASTIGHETSSKATT

     I och med den utokade forhyrningen okas lokalens andel av fastighestsskatten till 95,99%.

4.    TILLAGGSHYRA

      Hyresvarden svarar for ombyggnad av lokalerna i omfattning enligt teknisk beskrivning bilaga 2, och ritningar bilaga 3.

      Hyresgasten onskar darutover genomfora en lokalanpassning och en standardhojning som redovisas i bilaga 2a och 3a avseende plan 1-3. Kostnaden harfor har av hyresvarden bedomts till 1,8 mkr exklusive moms. Besked avseende definitiv kostnad for standardhojning lamnas av hyresvarden senast 1998 07 10.

      Utover ovan angivna kostnad ( 1,8 Mkr ) har hyresgasten mojlighet att finansiera ytterligare anpassningsatgarder som ett tillagg till hyran, avseende plan 1-3, upp till en total kostnad om maximalt 2,5 Mkr exklusive moms ( 1,8 + 0,7 Mkkr ). Totalt innebar detta, jamfor tillagg nr 1, for plan <T043> 1 till 7 en kostnad av 5,5 Mkr exklusive moms. Hyresvarden upphandlar och genomfor aven denna del av entreprenaden. Ombyggnadskostnaden omraknad med faktorn 0,25 debiteras som tillagg till bashyran under hyresperioden. Eventuell kostnad over 5,5 Mkr exklusive moms bekostas genom kontant reglering och beloppet skall erlaggas till hyresvarden senast den dag da motsvarande belopp av hyresvarden skall utges till entreprenoren.


5.    HYRESREDUCERING

      For plan 3 utgar hyra fran och med 1999 02 15. Under perioden 1998 10 01
      <T043> 2000 09 30 reduceras hyran for plan 1-2 med 321.000:-kr/ar.
      Hyresreduceringen utgar ej om hyresgasten nyttjar plan 1-2 for egen verksamhet dvs. ytorna ej hyrs ut i andra hand.


6.    ANDRAHANDSUTHYRNING

      Hyresgasten ager ratt att hyra ut ytorna pa plan 1 och 2 i anda hand dock endast till andrahandshyresgast som bedriver momspliktig verksamhet.

7.   SAKERHET

     Den enligt huvudkontraktet begarda bankgarantin ( 3.500.000 kr ) utokas till totalt 5.000.000 kr och overlamnas till hyresvarden senast 1998 07 17. Bankgarantin om 5.000.000 kr minskas fran och med 1999 09 30 till 3.000.000 kr samt upphor helt fran och med 2000 09 30 forutsatt att hyresgasten under denna tids- period fullfoljt samtliga forpliktelser enligt detta hyreskontrakt samt att hyresgasten av hyresvarden kan bedomas vara sa kreditvardig att behov av kompletterande sakerhet ej foreligger.

     Oaktat vad som ovan angivits skall hyresvardens krav pa bankgaranti upphora fran den dag hyresgasten noterats pa Stockholms Fondbors.

     I ovrigt galler huvudavtalet pa oforandrade villkor.

     Detta tillagg ar upprattat I tva likalydande exemplar av vilka hyresvard och hyresgast tagit var sitt.


Ort                    Datum               Ort              Datum
Stockholm              1998-08-18          Stockholm        980725

for                                                       for
Trygg-Hansa Livforsakrings AB (publ)                      Spray Network AB


 /S/ ANDREW RYNELL                                  /S/ JONAS SVENSON
---------------------------------                 ------------------------------
Hyresvard                                         Hyresgast


  ANDERS RYNELL                                             JONAS SVENSON
---------------------------------                 ------------------------------
Namnfortydligande                                         Namnfortydligande

                                                        /S/ PER BYSTEDT
                                                  ------------------------------
                                                            PER BYSTEDT
t y p r u m s b e s k r i v n i n g


Kontorshus Nybrogatan for SPRAY plan 1 - plan 3          98 06 24

koncept ab  sibyllegatan 53        114 43 stockholm

G E N E R E L L T
Forsorjningssystem

Ventilation             Enligt rambeskrivning.
Varme                   Enligt rambeskrivning.
Vatten, avlopp          Se rumsbeskrivning i ramhandling.
Kyla                    Oppen installation med raster som skydd for kyllameller.
Styr och                Enligt rambeskrivning.
overvakning
El,                     Tele, data Sex eluttag per arbetsplats,
                        kanalisation till tele och data forberds. I ovrigt
                        Ingen avvikelse.
Kanalisation            Kommer att ske centriskt i kontorsrumsfil pa tat
                        lackad kabelranna vid tak. Fran denna pendlas
                        kanalisation for el, tele och data ner till
                        bordsniva dar uttag till el Installeras. Se
                        undertak belysningsritningar.
Sakerhet                Klass-2 skalskydd erfordras.
Brandlarm               Enligt rambeskrivning.
Markiser                Eldrivna mot gard, grupperade i sa stora grupper
                        som mojlig, styrda per halvt vaningsplan.
Belysning               Centralbrytare for all belysning pa vaningsplanen
                        vid trapphuset (Dataeluttag skall inte ga att
                        stanga av) All eldragning gors dold, eller pa skena
                        tak. All glodljusbelysning pa dimmer.

O V R I G T  G E N E R E L L T
Vaggar                         Slata, ej glasfibervav. Vaggar spacklas, slipas,
                               grundmalas och malas tva ganger i kulor S 0500-N,
                               glans 7.
Socket                         Teaksockel, hojd 70mm spikas ej synligt.
Tak                            Tak lagas, grundmalas och malas tva ganger i
                               kritvit takfarg, glans 3.
Oppningar                      Foder vid dorrar se dorruppstallning ritning
                               A36.5:31. Oppningar utan dorrar utfores som
                               muroppningar utan foder. Skos med Inspacklat
                               homstal.

T Y P R U M
Forrad slutna.

Golv                         Beige linoleum Walton nr 162.
Sockel                       Malad standardsockel.
Vaggar                       Se generell beskrivning.
Tak                          Se generell beskrivning.
Belysning                    1 st glodljus i glasglober.
Vent                         -


Forrad oppna, kontorsplan (tidigare toalett)

Golv                         Beige linoleum Walton nr 162.
Sockel                       Se generell beskrivning.
Vaggar                       Se generell beskrivning.
Tak                          Se generell beskrivning.
Belysning                    2 st glodljus i glasglober.
Vent                         -

Oppet kontorslandskap

Golv                         Heltackningsmatta av typ Les Tisses, louis de poortere.  Se golvritning.
Sockel                       Se generell beskrivning.
Vaggar                       Se generell beskrivning.
Tak                          Se generell beskrivning.
Kanalisation                 Se generell beskrivning.
Belysning                    Anslutes pa skena vid tat elstege.  Se undertak/belysningsplaner.
Ventilation                  Se generell beskrivning.
Kyla                         Se generell beskrivning.
Ljudkrav                     Luft-, ljudsisolering mot omgivande rum, tat vagg
                             35 dB. Ljudniva fasta installationer 45 dB(A).
Ovrigt

Slutna kontorsrum
Golv                         Heltackningsmatta av typ Les Tisses, louis de poortere.  Se golvritning.
Sockel                       Se generell beskrivning.
Vaggar                       Vid glasvaggar se ritning A36.2:11.
Tak                          Se generell beskrivning.
Kanalisation                 Se generell beskrivning.
Belysning                    Anslutes pa skena vid tat elstege.  Se undertak/belysningsplaner.
Vent                         Se generell beskrivning.
Kyla                         Se generell beskrivning.
Ljudkrav                     Luft-, ljudsisolering mot omgivande rum, tat vagg
                             35 dB. Ljudniva fasta installationer 45 dB(A).
Ovrigt


Konferensrum pa kontorsplan

Golv                         Heltackande textilmatta.  Se golvritning.
Sockel                       Se generell beskrivning.
Vaggar                       Se generell beskrivning.  Vid glasvaggar se ritning A36.2:11.
Sockel                       Se generell beskrivning.
Tak                          Se generell beskrivning.
Kanalisation                 Dras i den tata gipsvaggen.  Bestyckning se generellt.
Belysning                    Lag belysning centriskt over bord och skena
                             bestyckad med tre Erco spotlights. Se
                             undertak/belysningsplaner.
Ventilation                  Se generell beskrivning.
Kyla                         Se generell beskrivning.
Ovrigt

Mote pa kontorsplan
Golv                         Heltackande textilmatta.  Se golvritning.
Sockel                       Se generell beskrivning
Vaggar                       Se generell beskrivning.  Vid glasvaggar se ritning A36.2:11.
Sockel                       Se generell beskrivning
Tak                          Se generell beskrivning.
Kanalisation                 Dras i den tata gipsvaggen.  Bestyckning se generellt.
Belysning                    Golvplacerad belysning.  Se undertak/belysningsplaner.
Ventilation                  Se generell beskrivning.
Kyla                         Ej kylbaffel, i ovrigt se generell beskrivning.
Ovrigt


Pentry

Golv                         Olandskalksten (rodbrun) i fallande langder, bredd minimum 200mm.
Sockel                       Olandskalksten 100mm hog.
Vaggar                       Se generell beskrivning.
Sockel                       Se generall beskrivning
Tak                          Se generell beskrivning.
Belysning                    Se undertak/belysningsplaner och pentry uppstallning A36.2:15.
Ventilation                  Se generell beskrivning.
Kanalisation                 Se generell beskrivning.
Pentry                       Se pentry uppstallning A36.2:15.
Ovrigt                       Timer till kokplattor och kaffebryggare.

Relax

Golv                         Heltackningsmatta av typ Les Tisses, louis de poortere, uford i syntetfiber.
Sockel                       Se generell beskrivning.
Vaggar                       Se generell beskrivning.
Tak                          Se generell beskrivning.
Belysning                    Lag belynsning golvplacerad.  Se undertak/belysningsplaner.
Ventilation                  Se generell beskrivning.
Kanalisation                 Dras dolt i upphojt golv.  I ovrigt se generellt.

Korridorer
Golv                         Heltackningsmatta av typ Les Tisses, louis de poortere.  Se golvritning.
Sockel                       Se generell beskrivning.
Vaggar                       Se generell beskrivning.
Tak                          Se generell beskrivning.
Belysning                    Se undertak/belysningsplaner.
Ovrigt                       Staduttag


Toaletter kontorsplan

Golv                         Befintligt.
Sockel                       Befintligt.
Vaggar                       Befintligt.
Tak                          Tak lagas, grundmalas och malas tva ganger i kulor enligt senare besked.
Belysning                    Befintligt.
Vent                         Se generell beskrivning.
Ovrigt                       Befintligt.

TRYGG-HANSA


LEASE CONTRACT NO.:                     01009-0001 024, Nybrogatan 55,
                                        Stockholm
LESSOR:                                 Trygg-Hansa Livforsakrings AB (publ)
LESSEE:                                 Spray Network AB

SUPPLEMENT NO. 2 TO CONTRACT 01009-0001 024, NYBROGATAN 55, STOCKHOLM

1.   INCREASED AREA, RENT

           The area leased by the lessee is increased as follows:

     a)   offices, conference room, etc, floor 3       668 m2 @ SEK 2,300.00/m2

     b)   offices, conference room, etc, floor 2       668 m2 @ SEK 2,400.00/m2

     c)   offices, conference room, etc, floor 1       668 m2 @ SEK 2,400.00/m2

    whereupon the basic rent is increased by SEK 4,749,900.00/year to a total of SEK 11,824,300.00/year.

2.   TAKE-OVER DATE

               The take-over date is preliminarily                 21.10.1998
               determined for floor 3

               The take-over date is preliminarily                  3.10.1998
               determined for floor 2                               [Initials]

               The take-over date is preliminarily                 14.10.1998
               determined for floor 1                              [Initials]

3.   PROPERTY TAX

             With the increased rental, the premises' share of the property tax is increased to 95.99%.

4.   ADDITIONAL RENT

             The lessor is responsible for conversion of the premises to an extent according to a technical description, Appendix 2, and drawings, Appendix 3.

             The lessor also wishes to implement an adjustment of the premises and a raising of standards reported in Appendix 2a and 3a referring to floor 1-3. The cost for the same has been estimated by the lessor at SEK 1.8 million excluding VAT. Notification regarding a definitive cost for the raising of standard shall be provided by the lessor by 10.07.1998 at the latest.

TRYGG-HANSA


               Over and above the stated cost (SEK 1.8 million), the lessee has a possibility for financing further adjustment measures as an addition to the rent, referring to floor 1-3, up to a total cost of a maximum of SEK 2.5 million excluding VAT (SEK 1.8 + 0.7 million). This entails a total cost, cf. supplement no. 1, for floor 1 - 7 of SEK 5.5 million excluding VAT. The conversion cost calculated using the factor 0.25 shall be charged as a supplement to the basic rent during the lease period. Any cost above SEK 5.5 million excluding VAT shall be paid through settlement in cash and the sum shall be paid to the lessor at the latest on the day when the lessor shall pay a corresponding amount to the contractor.

5.   RENT REDUCTION

               Rent shall be paid for floor 3 from 15.02.1999 inclusive.

               During the period 01.10.1998 - 30.09.2000, the rent shall be reduced for floor 1-2 by SEK 321,000.00/year. The rent reduction shall not be paid if the lessee uses floor 1-2 for his own activity, i.e. the areas are not sub-leased.

6.   SUB-LEASING

               The lessee has a right to sub-lease the areas on floor 1 and 2 but only to a sub-lessee who operates activity liable to VAT.

7.   SECURITY

               The bank guarantee (SEK 3,500,000) requested according to the Main Contract shall be increased to a total of SEK 5,000,000 and transferred to the lessor by 17.07.1998 at the latest.

               The bank guarantee for SEK 5,000,000 shall be reduced from
               30.09.1999 inclusive to SEK 3,000,000 and shall cease in full from 30.09.2000 inclusive provided that during this period the lessee has fulfilled all the obligations according to this lease contract and that the lessee can be judged by the lessor to be so credit-worthy that there is no need for supplementary security.

               Regardless of what is stated above, the lessor's demand for a bank guarantee shall cease from the day when the lessee is listed on the Stockholm Stock Exchange.

               The Main Agreement otherwise applies on unchanged terms and conditions.

               This supplement has been drawn up in two identical copies of which the lessor and lessee have each taken their own.

PLACE                                 DATE          PLACE              DATE
Stockholm for                         18.08.98      Stockholm          27.07.98
Trygg-Hansa Livsforsakrings AB                      for
(Publ)                                              Spray Network AB

TRYGG-HANSA


[Signature]                       [Signature]      [Signature]
Lessor                                             Lessee

ANDERS RYNELL                                      JONAS SVENSSON
Name in print                                      Name in print
                                                   PER BYSTEDT

TRYGG-HANSA

                                                                     APPENDIX 2A

TYPE ROOM DESCRIPTION

office building Nybrogatan for Spray floor 1 - floor 3    24.06.98

koncept ab              sibyllegatan 53                      114 43 stockholm

TRYGG-HANSA

GENERAL

 SUPPLY SYSTEM

 VENTILATION                      According to a framework description.

 HEATING                          According to a framework description.

 WATER AND SEWAGE CHARGES         See room description in framework document.

 COOLING Open installation with a screen as protection for cooling lamella.

 CONTROL AND MONITORING           According to a framework description.

 ELECTRICITY,                     Six electrical outlets per workplace,
                                  channelisation Telecommunications, Data for telecommunications and data to be prepared.
                                  Otherwise no deviation.

 CHANNELISATION                   Will be executed centrally in an office room
                                  file in a sealed varnished cable duct next to the ceiling. From this channelisation will be shuttled for electricity, telecommunications and data down to desk level where electricity outlets will be installed. See false ceiling lighting descriptions.

 SAFETY                           Class-2 shell protection is required.

 FIRE ALARM                       According to a framework description.

 AWNINGS Electrically operated towards the courtyard in as large groups as possible, controlled per half-floor.

 LIGHTING Central switch for all lighting on the floor next to the stairwell. (It shall not be possible to switch off data electricity outlets.)

                                  All electricity cable laying shall be
                                  concealed or in a ceiling strip.

                                  All incandescent lighting shall be on a dimmer switch.

OTHER GENERAL

  WALLS Smooth, not fibreglass fabric. Walls shall be filled, ground, undercoated and painted with two coats in colour S 0500-N, gloss 7.

  SKIRTING                           Teak skirting, height 70 mm, no visible
                                     nails.

  CEILINGS Ceilings shall be made, undercoated and painted with two coats in dead white ceiling paint, gloss 3.

  OPENINGS Lintels for doors, see door arrangement drawing A36.5:31. Openings without doors shall be executed as wall openings without lintels. Edged with filled corner steel.

TYPE ROOM

STORES, CLOSED

Floor                                   Beige linoleum Walton no. 162.
Skirting                                Painted standard skirting.
Walls                                   See general description.
Ceilings                                See general description.
Lighting                                1 no. incandescent light in glass globes
Vent.                                   -

STORES, OPEN, OFFICE FLOOR (FORMER TOILET)

Floor                                   Beige linoleum Walton no. 162.
Skirting                                See general description.
Walls                                   See general description.
Ceilings                                See general description.
Lighting                                2 no. incandescent light in glass globes
Vent.                                   -

OPEN OFFICE LAYOUT

Floor Wall-to-wall carpeting of Les Tisses, louis de pootere, type. See floor drawing.

Skirting                                See general description.

Walls                                   See general description.

Ceilings                                See general description.

Channelisation                          See general description.

Lighting To be connected to a strip on a sealed cable ladder. See false ceiling/lighting plans.

Ventilation                             See general description.

Cooling                                 See general description.

Sound requirements                      Air and sound insulation against
                                        adjacent rooms, sealed wall 35 dB. Sound level fixed installations 45 dB(A).

Other

CLOSED OFFICE LAYOUT

Floor Wall-to-wall carpeting of Les Tisses, louis de pootere, type. See floor drawing.

Skirting                                See general description.

Walls                                   For glass walls, see drawing A36.2:11.

Ceilings                                See general description.

Channelisation                          See general description.

Lighting To be connected to a strip on a sealed cable ladder. See false ceiling/lighting plans.

Ventilation                             See general description.

Cooling                                 See general description.

Sound requirements                      Air and sound insulation against
                                        adjacent rooms, sealed wall 35 dB. Sound level fixed installations 45 dB(A).

Other

CONFERENCE ROOM ON OFFICE FLOOR

Floor                                   Wall-to-wall textile carpeting. See
                                        floor drawing.

Skirting                                See general description.

Walls                                   See general description. For glass
                                        walls, see drawing A36.2:11.

Skirting                                See general description.

Ceilings                                See general description.

Channelisation                          To be laid in the sealed plasterboard
                                        wall. Fittings, see general.

Lighting Low lighting centrally above table and strips fitted with three Erco spotlights. See false ceiling/lighting plans.

Ventilation                             See general description.

Cooling                                 See general description.

Other

MEETING ON OFFICE FLOOR

Floor                                   Wall-to-wall textile carpeting. See
                                        floor drawing.

Skirting                                See general description.

Walls                                   See general description. For glass
                                        walls, see drawing A36.2:11.

Skirting                                See general description.

Ceilings                                See general description.

Channelisation                          To be laid in the sealed plasterboard
                                        wall. Fittings, see general.

Lighting                                Floor lighting. See false
                                        ceiling/lighting plans.

Ventilation                             See general description.

Cooling No cooling baffle, otherwise see general description.

Other

KITCHENETTE

Floor                                   Oland limestone (red-brown) in
                                        descending lengths, width minimum 200
                                        mm.

Skirting                                Oland limestone 100 m high.

Walls                                   See general description.

Skirting                                See general description.

Ceilings                                See general description.

Lighting                                See false ceiling/lighting plans and
                                        kitchenette layout A36.2:15.

Ventilation                             See general description.

Channelisation                          See general description.

Kitchenette                             See kitchenette layout A36.2:15.

Other                                   Timer for hotplates and coffee
                                        percolator.

RELAX

Floor Wall-to-wall carpeting of Les Tisses, louis de pootere, type executed in synthetic fibre.

Skirting                                See general description.

Walls                                   See general description.

Ceilings                                See general description.

Lighting                                Low floor lighting. See false
                                        ceiling/lighting plans.

Channelisation                          To be laid concealed in raised floor.
                                        Otherwise see general.

CORRIDORS

Floor Wall-to-wall carpeting of Les Tisses, louis de pootere, type. See floor drawing.

Skirting                                See general description.

Walls                                   See general description.

Ceilings                                See general description.

Lighting                                See false ceiling/lighting plans.

Other                                   Cleaning sockets.

TOILETS OFFICE FLOOR

Floor                                   Existing.

Skirting                                Existing.

Walls                                   Existing.

Ceiling Ceiling to be made, undercoated and painted with two coats in a colour according to later notification.

Lighting                                Existing.

Vent.                                   See general description.

Other                                   Existing